Leases Leases - Schedule of Future Minimum Rental Payments (Details) (Cheniere Energy Partners, LP [Member], USD $)	Dec. 31, 2013
Cheniere Energy Partners, LP [Member]
Operating Leased Assets [Line Items]
2014	$ 10,167,000	[1]
2015	10,261,000	[1]
2016	10,340,000	[1]
2017	10,401,000	[1]
2018	2,988,000	[1]
Thereafter	254,865,000	[1],[2]
Total	299,022,000	[1]
Future minimum sublease payments due	$ 112,500,000

[1]	Lease payments for Sabine Pass LNG’s tug boat lease represent its lease payment obligation and do not take into account the $112.5 million of sublease payments Sabine Pass LNG will receive from its three TUA customers that effectively offset these lease payment obligations, as discussed below.
[2]	Includes certain lease option renewals as they are reasonably assured.